CONSULTING AGREEMENT


     This  Agreement  is  entered  into between BOOTS & COOTS INTERNATIONAL WELL
CONTROL,  INC.  (the  "Company"),  and K. KIRK KRIST (the "Consultant") upon the
                       -------                             ----------
following  terms  and  conditions:

                                    PREAMBLE

The parties acknowledge and agree that this Consulting Agreement (the "Agreement") does not affect, negate, supersede, detract from, reduce or limit the inherent responsibilities, obligations, or fiduciary duties associated with any services of Consultant as a member or Chairman of the Board of Directors of Company.

                                  1.   SERVICES
                                       --------

Consultant agrees to provide, AS AN INDEPENDENT CONTRACTOR, AND NOT AS AN EMPLOYEE OF THE COMPANY, management consulting services (together, the "Services") to Company, including the following:

     (a) Under the direction and control of the Board of Directors of the Company, Consultant will advise and assist Company's Chief Executive Officer and his management staff regarding Company's finances, business development, strategic planning, mergers and acquisitions, public disclosures, financial community relations, public and private equity and debt transactions or similar matters;

     (b) In specific and with the advice and consent of the Board of Directors and in cooperation with the Chief Executive Officer, Consultant shall work to (i) resolve all outstanding legal issues, (ii) negotiate the redemption or conversion of the Prudential debt and accrued interest into an equity instrument, (iii) identify and complete a significant merger(s) or acquisition(s) in accordance with the strategy set forth by the Board of Directors and on terms satisfactory to the Board of Directors, and (iv) carry out the additional duties and responsibilities of the Chairman of the Board of Director over and above those required of a Director;

     (c) Consultant shall provide such other advisory services as the Board of Directors may request from time to time; and

     (d) Consultant will foster and promote the positive attributes of the Company in all respects and assist the Company's Chief Executive Officer in achieving the goals of the Company as and when requested by the Company's Board of Directors.

                2.   TERMINATION OF PRIOR COMPENSATION AGREEMENT
                     -------------------------------------------

The Company and Consultant hereby agree that the agreement by and between the parties hereto dated May 1, 2003, under which Consultant was compensated for the performance of extraordinary services to the Company as the non-executive Chairman (the "Prior Compensation
                 ------------------

Agreement"),  is  effectively  terminated,  and  that this Agreement cancels and
---------
supersedes  that  Prior  Compensation  Agreement.

                                    3.   TERM
                                         ----

This  Agreement  shall  be effective as of July 15, 2004 (the "Effective Date")
                                                                --------------
and shall continue for a period of TWO (2) YEARS from the Effective Date hereof (the "Consulting Term"). The Consulting Term and this Agreement shall be
       ----------------
automatically renewed for successive one (1) year terms unless notice of termination is given in writing by either party to the other party at least six
(6) months prior to the expiration of the initial term or any such renewal term. Any change in Consultant's status as a Director of the Company or as Chairman of the Board of the Company shall not affect the Consulting Term nor any other rights and obligations of the parties under this Agreement.

                           4.   CONDUCT OF CONSULTANT
                                ---------------------

During the Consulting Term, Consultant shall devote his best efforts to promote the interests of the Company, and will perform the Services in a diligent and faithful manner, consistent with sound business practices, and shall devote his full time, effort and energy to the Company during the period he works for the Company. During the Consulting Term, Consultant agrees to continue to serve as a Director on the Company's Board of Directors, if elected to such position by the stockholders of the Company, and as Chairman of the Board of Directors, if elected to such position by the Board of Directors. However, in the event the Company's shareholders do not re-elect the Consultant as a Director of the Company or in the event the Board of Directors elects another as Chairman of the Board of the Company, such involuntary failure to serve in either or both of those roles shall not be a breach of this Agreement by Consultant, and the rights and obligations of the parties under this Agreement shall continue in accordance with its terms.

Nothing in this Agreement shall be deemed to preclude the Consultant from participating in other business, charitable or community opportunities if and to the extent that (i) such business opportunities are not directly competitive with or similar to the business of the Company, (ii) the Consultant's activities with respect to such opportunities do not have a material adverse effect on his performance of the Services hereunder, and (iii) the Consultant's activities with respect to such opportunity have been fully disclosed in writing to the Company's Board of Directors.

                                5.   COMPENSATION
                                     ------------

In consideration of the Services that Consultant performs for the Company hereunder, the Company shall pay Consultant, as an independent contractor, the following:

5.1  Compensation.  During the Consulting Term, the Company shall pay Consultant
     ------------
at  the  rate of $1,000.00 PER DAY (the "Base Compensation"), payable monthly on
                                         -----------------
the last day of each month, with no deductions or withholdings, in accordance with an invoice submitted by Consultant for the number of days worked on behalf of Company, including any business expenses incurred in accordance with Company policy. The number of days to be worked each month shall be set in mutual agreement between Consultant and the Company prior to the month, adjusted as necessary for Consultant to accomplish the tasks set forth in this Agreement or in mutual agreement with the Company. Any and all taxes or other charges levied against the Company or Consultant as a result of any compensation paid to Consultant hereunder shall be for the sole account of Consultant, who shall defend and hold Company harmless therefor. This day rate may be adjusted from time to time by the Board of Directors in its sole discretion.

5.2  Retainer.  In  order  to  accomplish  the  specific tasks set forth in this
     --------
Agreement, Consultant shall devote his full time, effort and energy during the INITIAL YEAR of this Agreement and shall be paid a fixed retainer on the last day of each month in the amount of $20,100.00 plus all approved business expenses.

5.3  Other.  Consultant,  in  his  services  as a Director of the Company, shall
     -----
participate in the Company's Director Compensation and Performance Incentive Plan, as amended from time to time by the Board of Directors or a compensation committee appointed by the Board of Directors, and the Board of Directors or the compensation committee, as the case may be, shall have the authority to adjust such participation upward or downward from time to time in its sole discretion. While as a director of the Company, and as available to all directors, the Consultant and his dependents shall be entitle to coverage under the Company's standard policy of hospitalization and major medical insurance on the same terms provided to employees of the Company.

In addition and upon execution of this agreement and adoption of a Board of Director resolution authorizing such action as a reward for prior services, if not already so awarded, Consultant shall be awarded a one-time OPTION TO PURCHASE 250,000 SHARES of the Company's Common Stock at the current fair market value per share, which option shall be immediately vested. In addition and as an incentive for future performance, Consultant shall be awarded 300,000 SHARES OF RESTRICTED COMMON SHARES that will vest in equal amounts over the subsequent five years and an OPTION FOR 150,000 COMMON SHARES that will vest over the two years of this Agreement, both of which having such other terms as specified in the Company's long term incentive plan. Upon resolution of the Prudential obligation to the satisfaction of the Board of Directors, half of the restricted stock shall accelerate and be immediately vested. Upon completion of a sufficiently large merger or acquisition on terms satisfactory to the Board of Directors, half of the restricted stock award shall accelerate and be immediately vested.

                                  6.   EXPENSES
                                       --------

The Company shall reimburse Consultant for all reasonable expenses and disbursements incurred by Consultant, and approved by appropriate designees of the Compensation Committee, in his performance of the Services, including expenses for entertainment and travel, as are consistent with the policies and procedures of the Company and Internal Revenue Service regulations. Travel and other expenses from Consultant's home to the Company's office are not included. The Company shall furnish Consultant with a cellular telephone at the expense of the Company. The Company shall rent to Consultant one fully equipped office at the headquarters of the Company for the amount of $100 per month, which amount shall be deducted from the invoiced payment due to Consultant each month.

                           7.   INDEPENDENT CONTRACTOR
                                ----------------------

The parties hereto acknowledge and agree that the Consultant shall be an independent contractor during the Consulting Term and that he shall not be deemed an employee of the Company. In acknowledging that he is providing Services as an independent contractor, the Consultant acknowledges and agrees that, except as specifically provided herein, he shall not be entitled to participate in any insurance, qualified or nonqualified benefit plans or other fringe benefits provided by the Company to its employees and that, except as required by federal, state or local law, the Company shall not be required to withhold nor shall the Company withhold any income, social security, unemployment or other taxes or similar payments from the amounts payable to the Consultant hereunder. In the event the Company shall be required by law to withhold any such taxes or payments from amounts payable to the Consultant hereunder, the amounts payable to the Consultant shall be reduced accordingly.


                          8.   CONFIDENTIAL INFORMATION
                               ------------------------

Consultant acknowledges that in the course of his engagement hereunder by the Company, Consultant will receive certain trade secrets and confidential information belonging to the Company which the Company desires to protect as confidential. For the purposes of this Agreement, the term "confidential information" shall mean information or documents of any nature and in any form relating to the Company or its business which at the time is not known to those persons outside of the Company engaged in business similar to that conducted by the Company unless such information is generally available. Consultant agrees that such information is confidential and that he will not reveal such information to anyone other than officers, directors, employees or authorized agents of the Company. Upon termination of this Agreement, for any reason, Consultant shall surrender all papers, documents and other property of the Company.

 9.   INFORMATION, IDEAS, CONCEPTS, IMPROVEMENTS, DISCOVERIES, INVENTIONS, ETC.
      -------------------------------------------------------------------------

Consultant agrees that during the Consulting Term he will promptly disclose, in writing, all information, ideas, concepts, improvements, discoveries and inventions, whether patentable or not, and whether or not reduced to practice, which are conceived, developed, made or acquired by the Consultant, either individually, or jointly with others, and which relate to the business, products or services of the Company, or any of its subsidiaries or affiliates, irrespective of whether such information, idea, concept, improvement, discovery or invention was conceived, developed, discovered or acquired by Consultant on the job, or elsewhere (collectively, the "Inventions"). The Company and
                                                ----------
Consultant  have  agreed  as  follows  regarding  the  Inventions:

     (a) All inventions are, and shall be, the property of the Company. In this context, all drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, maps and all other writings, or materials of any time embodying any such Inventions are and shall be the sole and exclusive property of the Company.

     (a) Consultant hereby specifically sells, assigns and transfers to the Company all of his worldwide right, title and interest in and to all such Inventions, and any United States or foreign applications for patents, inventor's certificates or other industrial rights that may be filed thereon, including divisions, continuations, continuations-in-part, reissues and/or extensions thereof, and applications for registration of any names and marks included therewith. Both during the Consulting Term and thereafter, Consultant shall assist the Company and its nominees at all times in the protection of such Inventions, both in the United States and all foreign countries, including but not limited to, the execution of all lawful oaths and all assignment documents, not inconsistent with this Agreement, requested by the Company, or its nominee in connection with the preparation, prosecution, issuance or enforcement of any applications for United States or foreign letters patent, including divisions, continuations, continuations-in-part, reissue, and/or extensions thereof, and any application for the registration of names and marks included therewith.

     (b) Moreover, if during the Consulting Term, Consultant creates any original work of authorship which is the subject matter of copyright relating to the Company's business, products, or services, whether such work is created solely by Consultant or jointly with others, the

Company shall be deemed the author of such work if the work is prepared by Consultant in the scope of his activities under this Agreement; or, if the work is not prepared by Consultant within the scope of his activities under this Agreement, but is specifically ordered by the Company as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation or as an instructional text, then the work shall be considered to be a work made for hire and the Company shall be the author of the work. In the event such work is neither prepared by the Consultant within the scope of his activities under this Agreement or is not a work specially ordered and deemed to be a work made for hire, then Consultant hereby agrees to assign, and by these presents, does assign, to the Company an undivided one-half interest in and to all of Consultant's worldwide right, title and interest in and to the work and all rights or copyright therein, including but not limited to, the execution of all formal assignment documents requested by the Company or its nominee, not inconsistent with this Agreement, and the execution of all lawful oaths and applications for registration of copyright in the United States and foreign countries.

                          10.  AGREEMENT NOT TO SOLICIT
                               ------------------------

During the Consulting Term and for a period of one (1) year after the termination of this Agreement (the "Termination Date"), regardless of how
                                         -----------------
terminated, Consultant will not, solely, jointly, or as a partner, member, contractor, Consultant or agent of any partnership or as an officer, director, employee, agent, contractor, stockholder or investor in any other entity or in any other capacity, directly or indirectly:

     (a) induce, or attempt to induce, any person or party who, on the Termination Date is employed by or affiliated with the Company or at any time during the term of this covenant is, or may be, or becomes an employee of or affiliated with the Company, to terminate his, her or its employment or affiliation with the Company;

     (b) induce, or attempt to induce, any person, business or entity which is or becomes a customer or supplier of the Company, or which otherwise is a contracting party with the Company, as of the Termination Date, or at any time during the term hereof, to terminate any written or oral agreement or understanding with the Company, or to interfere in any manner with any relationship between the Company and such customer or supplier; or

     (c) employ or otherwise engage in any capacity any person who at the Termination Date or at any time during the period two (2) years prior thereto was employed, or otherwise engaged, in any capacity by the Company and who, by reason thereof is or is reasonably likely to be in possession of any confidential information.

Consultant acknowledges and agrees that the provisions of this paragraph 10 constitute a material, mutually bargained for portion of the consideration to be delivered under this Agreement and failure to comply with this paragraph 10 shall be deemed a breach of this Agreement.

                         11.  TERMINATION BY THE COMPANY
                              --------------------------

Notwithstanding the provisions of paragraph 3, the Company may terminate this Agreement if any of the following occur:

     (a)  the  death  of  Consultant;

     (b) the Consultant becomes, in the good faith opinion of the Board of Directors, physically or mentally disabled, for a period of more than six (6) consecutive months, to the extent he is unable to perform his duties hereunder;

     (c) for any reason, or for no reason, at the end of the initial term of this Agreement or any renewal thereof; or

     (d) for "Cause", which for purposes of this Agreement shall mean Consultant (i) has engaged in gross negligence or willful misconduct in the performance of the Services, (ii) has willfully refused without proper legal reason to perform the Services required of him hereunder (provided, however, that no act or failure to act pursuant to subsections (i) and (ii) above shall be deemed "willful" if due primarily to an error in judgment or negligence or if made in good faith with reasonable belief that such act is in the best interest of the Company), (iii) has materially breached any material provision of this Agreement (and such breach remains uncorrected 30 days following Consultant's receipt of written notice of the breach from the Company), or (iv) the Consultant commits, is arrested or officially charged with any felony, or any crime involving moral turpitude, which, in the good faith opinion of the Company, would impair Consultant's ability to perform the Services or would impair the business reputation of the Company, or Consultant misappropriates any funds or property of the Company; provided, however, that this Agreement may be
                                   --------  -------
terminated pursuant to this paragraph 11(d) only if such termination is approved by at least two-thirds of the members of the Board of Directors, excluding the Consultant, after Consultant has been given written notice by the Company of the specific reason for such termination and an opportunity for Consultant, together with his counsel, to be heard before the Board of Directors. Members of the Board of Directors may participate in any hearing that is required pursuant to this paragraph 11(d) by means of conference telephone or similar communications equipment whereby all persons participating in the hearing can hear and speak to each other; provided, however, that at least one-half of the members of the
              --------   -------
Board  of  Directors  shall  attend  the  hearing  in  person.

                         12.  TERMINATION BY CONSULTANT
                              -------------------------

Notwithstanding the provisions of paragraph 3, Consultant may terminate this Agreement if any of the following occur:

     (a) in connection with or based upon a material breach by the Company of any material provision of this Agreement; provided, however, that prior to
                                                --------  -------
Consultant's termination of this Agreement under this paragraph 12(a), Consultant must give written notice to the Company of any such breach, and such breach must remain uncorrected for 30 days following such written notice;

     (b) immediately upon a Change in Control, where a "Change in Control" is defined to mean (i) any merger, consolidation or reorganization in which the Company is not the surviving entity (or survives only as a subsidiary of an entity), (ii) any sale, lease, exchange, or other transfer of (or agreement to sell, lease, exchange, or otherwise transfer) all or substantially all of the assets of the Company to any other person or entity (in one transaction or a series of related transactions), (iii) dissolution or liquidation of the Company, (iv) when any person or entity, including a "group" as contemplated by
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors, or (vi) any event that is reported by the Company under Item 1 of a Form 8-K filed with the Securities and Exchange Commission; provided, however, that the term "Change in Control" shall not include any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction involving solely the Company and one or more previously wholly-owned subsidiaries of the Company unless such matter is described in clause (vi) above; or

     (c) at any time, for any other reason whatsoever, in the sole discretion of Consultant.

                        13.  TERMINATION AND COMPENSATION
                             ----------------------------

     (a)  Termination and Compensation.  In the event that the Company elects to
          ----------------------------
terminate this Agreement prior to the expiration of initial term, or renewal term, of this Agreement for any reason other than termination for Cause as expressly provided for in Paragraph 11(d), or if Consultant terminates this Agreement pursuant to Sections 12(a) or 12(b), then, and in that event, the Company shall pay to Consultant, on the Termination Date, an amount equal to the unpaid balance of the initial retainer plus any outstanding business expenses. Separately, if Consultant shall resign as a member of the Board of Directors, then the Company shall continue providing hospitalization and medical insurance as before for six months, and thereafter Consultant, as a former director, shall be entitled to continuing coverage as any other employee terminated for any reason other than for cause. In the event of a termination for Cause pursuant to paragraph 11(d) or if Consultant terminates pursuant to 12(c), this Agreement shall be wholly terminated and Consultant shall not be entitled to any further compensation or any other benefits provided for herein. However, any of the provisions of this Agreement relating to activities and conduct after the termination of the consulting relationship between the Company and Consultant shall remain in full force and effect and fully enforceable.

     (b)  No Duty to Mitigate Losses.  Any compensation or remuneration received
          --------------------------
by Consultant from a third party for the providing of personal services (whether by employment or by functioning as an independent contractor) following the termination of this Agreement shall not reduce the Company's obligation to make any payments to Consultant (or the amount of such payments) pursuant to the terms of paragraph 13.

                                OTHER PROVISIONS

14.  NOTICES.  All  notices  or  other communications pursuant to this Agreement
     -------
may be given by personal delivery, or by certified mail, addressed to the home office of the Company or to the last known address of Consultant. Notices given by personal delivery shall be deemed given at the time of delivery, and notices sent by certified mail shall be deemed given when deposited with the U.S. Postal Service.

15.  ENTIRETY  OF  AGREEMENT;  AMENDMENT.  This  Agreement  contains  the entire
     -----------------------------------
understanding of the parties and all of the covenants and agreements between the parties with respect to Consultant's performance of the Services. No amendment to this Agreement shall be effective unless it is in writing and signed by both the parties hereto.

16.  GOVERNING  LAW.  This  Agreement  shall  be  construed  and  enforced  in
     --------------
accordance  with,  and  be  governed  by,  the  laws  of  the  State  of  Texas.

17.  WAIVER.  The  failure of either party to enforce any rights hereunder shall
     ------
not be deemed to be a waiver of such rights, unless such waiver is an express written waiver which has been signed by the waiving party. Waiver of one breach shall not be deemed a waiver of any other breach of the same or any other provision hereof.

18.  ASSIGNMENT.  This Agreement shall not be assignable by Consultant.  Subject
     ----------
to Sections 12(b) and 13(b) hereof, in the event of a future disposition of the properties and business of the Company by merger, consolidation, sale of assets, or otherwise, then the Company may assign this Agreement and all of its rights and obligations to the acquiring or surviving entity; provided, that any such entity shall assume all of the obligations of the Company hereunder.

19.  COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
     ------------
counterparts, each of which shall be deemed to be an original for all purposes hereof.

20.  ARBITRATION.  Any  dispute, controversy or claim arising out of or relating
     -----------
to this Agreement and/or the Services provided by Consultant hereunder shall be submitted to and finally settled by binding arbitration to be held in Houston, Texas, in accordance with the rules of the American Arbitration Association in effect on the Effective Date, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All agreements contemplated herein to be entered into to which the parties hereto are parties shall contain provisions which provide that all claims, actions or disputes pursuant to, or related to, such agreements shall be submitted to binding arbitration. In any proceeding to enforce the provisions hereof, the prevailing party shall be entitled to recover reasonable expenses incurred by him, including reasonable attorneys' fees.


This Agreement is entered into as of the Effective Date.

"COMPANY"

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

By: ____________________________________

Title: _________________________________



"CONSULTANT"


________________________________________
K. Kirk Krist